UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

ACCO BRANDS Corp

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-08454	36-2704017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Corporate Drive
Lake Zurich, Illinois		60047
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 541-9500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ACCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

On August 12, 2022, the Board of Directors of ACCO Brands Corporation (the “Company”), upon the recommendation of the Company’s Nominating, Governance and Sustainability Committee, elected Joseph B. Burton as a director of the Company effective immediately. Mr. Burton is expected to serve until the 2023 Annual Meeting of Stockholders, where he is expected to be included as one of the director nominees for election at the 2023 Annual Meeting, or until his successor is duly elected and qualified. Mr. Burton’s election fills a vacancy on the Company’s Board of Directors. Mr. Burton will serve as a member of the Board of Director’s Audit Committee and Compensation and Human Capital Committee, effective August 18, 2022.

Mr. Burton is the Chief Executive Officer of Telesign Corp. which provides solutions for security, authentication, fraud detection, compliance, and reputation scoring through its APIs, combining digital identity with global communications capabilities to help enterprises connect, protect and engage with their customers. Prior to joining Telesign Corp., he served as Chief Executive Officer of Plantronics (now Poly, Inc.) from 2016 to 2020, after having served first as its Chief Technical Officer and then as its Chief Commercial Officer. He is a director of Telesign Corp. and previously served as a director of Poly, Inc.

There are no arrangements or understandings between Mr. Burton and any other person pursuant to which he was selected as a director to the Company. Mr. Burton does not have any material interest in any related party transaction required to be reported under Item 404(a) of Regulation S-K. The Board of Directors has determined that Mr. Burton is independent under the requirements of the New York Stock Exchange and the Company’s Corporate Governance Principles. Mr. Burton will receive the same compensation as is paid to other non-employee directors of the Company. As of his appointment to the Board of Directors, Mr. Burton did not beneficially own any common stock of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCO Brands Corporation

Date:	August 15, 2022	By:	/s/ Pamela R. Schneider
Pamela R. Schneider, Senior Vice President, General Counsel and Corporate Secretary